UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Constellation Energy Partners LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Constellation Energy Partners LLC

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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2011 Annual Unitholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the CEP 2011 Annual Unitholder Meeting to be Held on Monday, October 24, 2011

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual unitholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2010 Form 10-K are available at:

www.envisionreports.com/CEP

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your units.

Step 1: Go to **www.envisionreports.com/CEP** to view the materials.

Step 2: Click on **Cast Your Vote or Request Materials**.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Monday, October 10, 2011 to facilitate timely delivery.

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Constellation Energy Partners LLC Unitholder Meeting Notice

The 2011 CEP Annual Unitholder Meeting will be held on Monday, October 24,2011, at 8:00 a.m. Central Time at 1801 Main Street, Suite 1300, Houston, Texas 77002.

Proposals to be voted on at the meeting are listed below along with the Board of Managers’ recommendations.

The Board of Managers recommends that you vote FOR the following proposals:

1. Election of Managers (Richard H. Bachmann, Richard S. Langdon, John N. Seitz).

2. Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year ending December 31,2011.

The Board of Managers recommends a vote AGAINST the following proposal:

3. Unitholder Proposal Regarding Distributions.

PLEASE NOTE—YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your units you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.Directions to the Constellation Energy Partners LLC 2011 Annual Unitholder Meeting

The CEP 2011 Annual Meeting of Unitholders will be held on Monday, October 24th at 8:00 a.m. Central time in downtown Houston, Texas at 1801 Main Street, Suite 1300. The building is located on Main Street between St. Joseph Parkway and Jefferson Street. The public entrance faces St. Joseph Parkway where you should check-in with the security desk. Parking is readily available in public lots surrounding our offices. Detailed directions from major freeways are included in the proxy statement which can be viewed at vvwvy.envisioiireports.com/CEP.

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

-» Internet—Go to www.envisionreports.com/CEP. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the cunent meeting materials and submit your preference for email or paper delivery of future meeting materials.

-» Telephone—Call us free of charge at 1-866-6414276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

-» Email—Send email to investorvote@computershare.com with “Proxy Materials Constellation Energy Partners” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Monday, October 10,2011.

***Exercise your right to vote ****

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on October 24, 2011

Constellation energy partners llc.

Meeting Information

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before you vote

How to Access the proxy Materials

How to vote

Please Choose One of the Following voting Methods

Voting items

The board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

01 Richard H. Bachmann 02 Richard S.Langdon 03 John N. Seitz

The board of Directors recommends you vote For the following proposal (s):

2.	Appointment of PricewatergouseCoopers llp as independent registered public accounting firm for the year ending December 31, 2011.

The Board of Directors recommends you Vote Against the following proposal therefore

3.	Unitholder Proposal Regarding Distributions.

Note: Such other business as may properly come before the meeting of any adjournment thereof.s

Voting instructions

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